                                                                     Exhibit 3.1

PENNSYLVANIA DEPARTMENT OF
STATE CORPORATION BUREAU
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                   Articles of Amendment-Domestic Corporation
                                  (15 Pa.C.S.)

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                           |X|  Business Corporation (ss. 1915)
                           | |  Nonprofit Corporation (ss. 5915)

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                                               DOCUMENT WILL BE RETURNED TO THE
Name                                           NAME AND ADDRESS YOU ENTER TO THE
                                               LEFT.
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Address

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City           State          Zip Code

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Fee: $70

     In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

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  1. The name of the corporation is:
     Healthcare Services Group, Inc,
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 2.  The (a) address of this corporation's current registered office in this
     Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):
     (a) Number and Street                 City        State      Zip    County
         3220 Tillman Drive, Suite 300   Bensalem  Pennsylvania  19020   Bucks
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     (b) Name of Commercial Registered Office Provider County
         c/o
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 3.  The statute by or under which it was incorporated:
     PA Business Corporation Law of 1933, as amended
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 4.  The date of its incorporation: November 22, 1976
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 5.  CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING:

 |X| The amendment shall be effective upon filing these Articles of Amendment in the Department of State.
 | | The amendment shall be effective on:        at
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                                          Date      Hour
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 6.  CHECK ONE OF THE FOLLOWING:
 |X| The amendment was adopted by the shareholders or members pursuant to 15
     Pa.C.S. ss. 1914(a) and (b) or ss. 5914(a).

 | | The amendment was adopted by the board of directors pursuant to 15 Pa. C.S.
     ss. 1914(c) or ss. 5914(b).
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 7.  CHECK, AND IF APPROPRIATE, COMPLETE ONE OF THE FOLLOWING:
 | | The amendment adopted by the corporation, set forth in full, is as follows

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 |X| The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.
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 8.  CHECK IF THE AMENDMENT RESTATES THE ARTICLES:
 | | The restated Articles of Incorporation supersede the original articles and all amendments thereto.
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                                      IN TESTIMONY WHEREOF, the undersigned
                                      corporation has caused these Articles of
                                      Amendment to be signed by a duly
                                      authorized officer thereof this 22 day of
                                      May, 2007

                                      Healthcare Services Group, Inc.
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                                                Name of Corporation

                                      /s/ Richard Hudson
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                                                     Signature

                                      Secretary
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                                                       Title
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     Exhibit A to Amendment to Articles of Incorporation

     Article 4 of the Articles of Incorporation of Healthcare Services Group,
Inc., as amended, shall be amended and restated to read in full as follows:

     4. The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 100,000,000 shares of common stock with a par value of $.01 per share.